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                                                                    EXHIBIT 99.5

                                                                      No. W-00-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       WARRANT TO PURCHASE 400,000 SHARES
                               OF COMMON STOCK OF
                       HOLLIS-EDEN PHARMACEUTICALS, INC.
                         (Void after January 19, 2005)

     This certifies that Colthurst Limited, a Belize corporation (the "Holder"), having a place of business at Baybush, Straffan, County Kildare, Ireland, for value received, is entitled to purchase from Hollis-Eden Pharmaceuticals, Inc., a Delaware corporation (the "Company"), having a place of business at 9333 Genesee Avenue, Suite 200, San Diego, California 92121, a maximum of 400,000 fully paid and nonassessable shares of the Company's Common Stock ("Common Stock") for cash at a price of $25.00 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on January 19, 2005 (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Exercise attached hereto as Exhibit A (the "Notice of Exercise") duly completed and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

     This Warrant is subject to the following terms and conditions:

     1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder that have Vested according to the vesting schedule described in
Section 12 of this Warrant. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, together with a completed Notice of Exercise, and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall

                                      1.
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be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name or names as nominated by such Holder.

     2. NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's common stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

     X =  Y (A-B)
          -------
            A

Where   X =     the number of shares of Common Stock to be issued to the Holder

        Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

        A = the fair market value of one share of the Company's common stock (at the date of such calculation)

        B = Stock Purchase Price (as adjusted to the date of such calculation)

     For purposes of the above calculation, the fair market value of one share of common stock shall be determined by the closing price of the Company's common stock on the Nasdaq National Market (or other exchange on which the Company's common stock may be trading) on the business day prior to the date of the exercise of this Warrant.

     3. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 5 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding options, warrants and convertible

                                      2.
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securities, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     4. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2  Dividends in Common Stock, Other Stock, Property,
Reclassification. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefore:

               (a) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

               (b) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the case referred to in this clause (b)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          4.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of

                                      3.
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Common Stock shall be entitled to receive stock, securities, or other assets or property (a "Transaction"), then, as a condition of such Transaction, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the fair market value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such Transaction. In the event of any Transaction, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holders of a majority of the warrants to purchase Common Stock then outstanding, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          4.4 Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

          4.5  Notices of Change.

               (a) Within 60 days after any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                      4.
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               (b) The Company shall also give written notice to the Holder at least 5 business days prior to the date on which a Transaction shall take place.

     5.   ISSUE TAX. The issuance of certificates for shares of Common
Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes for which the Company may make requisite withholdings) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8. WARRANTS NON-TRANSFERABLE. Neither this Warrant nor any of Holder's rights hereunder are transferable, in whole or in part, to any third party, unless such transfer is made to an affiliate or shareholder of Holder with the Company's prior written consent. Any attempted assignment or transfer in violation of the foregoing will be void.

     9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant shall survive the exercise of this Warrant.

     10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     11. REGISTRATION RIGHTS. The Holder shall have such registration rights with respect to the Common Stock issuable upon exercise of the Warrant as are set forth in that certain Common Stock and Warrant Agreement between the Holder and the Company dated the date hereof, to which a form of this Warrant is attached.

     12. VESTING OF WARRANT. The Warrant shall be considered "Vested" according to the following schedule:

                                      5.
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          12.1 So long as a Triggering Event (as defined in Section 12.2) has not occurred, the Warrant shall vest with respect to 25% of the shares of Common Stock on the first anniversary of the effective date of this Warrant and the remaining 75% shall vest monthly thereafter ratably over the next 36 months; provided however, that in the event of a Change in Control (as defined below) then, so long as a Triggering Event has not occurred, all of the shares of Common Stock shall immediately vest.

          12.2 For purposes of this Warrant a "Triggering Event" shall mean the occurrence of any of the following events: (A) the Purchaser, Patrick T. Prendergast or Edenland Inc. or any of their employees, agents, directors, subsidiaries, representatives, affiliates or family members who are stockholders of the Company (i) fail to support, and vote all of his, her or its shares of the common stock of the Company in favor of, any management or board of directors proposals subject to a stockholder vote of the Company; (ii) encourage any of the Company's stockholders or potential stockholders to (a) vote against any management or board of directors proposal subject to stockholder vote of the Company, (b) submit a proposal for stockholder approval not previously approved in writing by the Company's board of directors, or (c) vote in favor of any proposal subject to stockholder vote of the Company not supported by the Company's board of directors; (iii) conduct any further research or development of any kind relating to the Technology (as defined in the that certain Technology Assignment Agreement dated the date hereof among Colthurst Limited, Patrick T. Prendergast and the Company (the "Assignment Agreement"); or (iv) make any short sale or maintain any short position, or establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Company's common stock; or (B) the inaccuracy of any of the representations and warranties made by Patrick T. Prendergast or Colthurst Limited under Article V of the Assignment Agreement as of the date of the Assignment Agreement. The actions described in clause (A)(ii) of the foregoing sentence shall not constitute a Triggering Event unless the Company demonstrates to the Purchaser the occurrence of such actions by a preponderance of the evidence. The actions described in clauses (A)(i) and (ii) above shall constitute a Triggering Event only during such time as Richard B. Hollis is either the Chairman or the Chief Executive Officer of the Company, unless the reason for the his failure to be either the Chairman or the Chief Executive Officer is due to his death or disability. In the event that a Triggering Event occurs, the Holder acknowledges and agrees that it will have no further claim to (i) any additional Warrant Shares or (ii) the Technology or the Patents and Applications (as such terms are defined in the Assignment Agreement).

          12.3 For purposes of this Warrant a "Change in Control" shall mean (a) a sale of substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation in which shareholders immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power); (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than a reverse merger in which stockholders immediately before the merger have, immediately after the merger, greater stock voting power); or (d) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred.

                                      6.

     13. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     14. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant.

     15. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     16. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     17. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                                      7.
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     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 20th day of January, 2000.

                                    HOLLIS-EDEN PHARMACEUTICALS, INC.
                                    a Delaware corporation


                                    By: /s/ Richard B. Hollis
                                       -----------------------------------
                                    Name:    Richard B. Hollis
                                          --------------------------------
                                    Title:   Chairman and CEO
                                           -------------------------------

                                      8.
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                                   EXHIBIT A
                               SUBSCRIPTION FORM

                                                        Date:  _________________
Hollis-Eden Pharmaceuticals, Inc.
9333 Genesee Avenue, Suite 200
San Diego, CA 92121

Attn:  Secretary

Ladies and Gentlemen:

[_] The undersigned hereby elects to exercise the warrant issued to it by Hollis-Eden Pharmaceuticals, Inc. (the "Company") and dated January __, 2000 (the "Warrant") and to purchase thereunder
     __________________________________ shares of the Common Stock of the
     Company (the "Shares") at a purchase price of ___________________________________________ Dollars ($__________) per Share
     or an aggregate purchase price of __________________________________
     Dollars ($__________) (the "Purchase Price").

[_] The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 2 of the Warrant.

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                    Very truly yours,


                                    __________________________________
                                    Signature

                                    __________________________________
                                    Printed Name

                                      1.